UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549-1004


                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): JUNE 16, 1999


                        INFINITY BROADCASTING CORPORATION
             (Exact name of registrant as specified in its charter)



          DELAWARE                    1-14599                       13-4030071
--------------------------------------------------------------------------------
(State or other jurisdiction-       (Commission                   (IRS Employer
     of incorporation)              File Number)                  Identification
                                                                      Number)


40 WEST 57TH STREET, NEW YORK, NY                                10019
--------------------------------------------------------------------------------
(Address of principal executive offices)                       (Zip Code)


                                 (212) 314-9200
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)




NY2:\600475\02\CVBV02!.DOC\53896.0004

Item 5.  Other Events


         On May 27, 1999, Infinity Broadcasting Corporation, Burma Acquisition Corp., a wholly-owned subsidiary of Infinity, and Outdoor Systems, Inc. entered into an Agreement and Plan of Merger, pursuant to which Burma will be merged with and into Outdoor Systems, with Outdoor Systems being the surviving corporation of the merger.

         On June 16, 1999, Infinity, Burma and Outdoor Systems, entered into Amendment No. 1 to the Merger Agreement so as to (i) permit Infinity to purchase shares of Infinity Class A common stock with a market value, based on the purchase price of the stock, of up to $1.0 billion at prevailing market prices in accordance with a stock repurchase program approved by the Infinity board of directors; (ii) to clarify that Arturo R. Moreno and William S. Levine will be appointed to Infinity's board of directors effective as of the second business day after the merger is completed, rather than as of the effective time of the merger; and (iii) to make certain technical corrections.

         On June 17, 1999, Infinity announced that its board of directors has authorized the purchase of up to $500 million of its Class A common stock. A copy of the press release is attached hereto as Exhibit 99.3 and is incorporated by this reference herein.






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
Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)      Exhibits


Exhibit   Description
-------   -----------

99.1 Agreement and Plan of Merger among Infinity Broadcasting Corporation, Burma Acquisition Corp. and Outdoor Systems, Inc., dated as of May 27, 1999, is incorporated herein by reference to Exhibit 99.1 to the Report on Form 8-K of Outdoor Systems, Inc., as filed with the Securities and Exchange Commission on June 3, 1999.

99.2 Amendment No. 1 to the Agreement and Plan of Merger among Infinity Broadcasting Corporation, Burma Acquisition Corp. and Outdoor Systems, Inc., dated as of June 16, 1999.

99.3      Press Release issued by Infinity on June 17, 1999.









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
                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         INFINITY BROADCASTING CORPORATION
                                         (Registrant)

                                         By: /s/ Angeline C. Straka
                                             ----------------------------------
                                             Angeline C. Straka
                                             Vice President and Secretary




Date: June 25, 1999







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
                                  EXHIBIT INDEX


Exhibit   Description
-------   -----------

99.1 Agreement and Plan of Merger among Infinity Broadcasting Corporation, Burma Acquisition Corp. and Outdoor Systems, Inc., dated as of May 27, 1999, is incorporated herein by reference to Exhibit 99.1 to the Report on Form 8-K of Outdoor Systems, Inc., as filed with the Securities and Exchange Commission on June 3, 1999.

99.2 Amendment No. 1 to the Agreement and Plan of Merger among Infinity Broadcasting Corporation, Burma Acquisition Corp. and Outdoor Systems, Inc., dated as of June 16, 1999.

99.3      Press Release issued by Infinity on June 17, 1999.












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